SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant |X|

                 Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Information Statement
|_| Confidential, for Use of the Commission only (as permitted by
    Rule 14c-5(d)(2))
|X| Definitive Information Statement

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                          THE INDUSTRY LEADERS FUND(R)

                (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X| No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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

                          THE INDUSTRY LEADERS FUND(R)
                           104 Summit Avenue - Box 80
                          Summit, New Jersey 07902-0080

                                October 12, 2006


Dear Shareholder:

A Special Meeting of Shareholders of The Industry Leaders Fund (the "Fund") will be held on October 25, 2006 at the offices of K Road Ventures, 330 Madison Avenue, 25th Floor, New York, NY 10017, commencing at 11:30 a.m., Eastern time.

At this Special Meeting, shareholders of the Fund will be asked to consider and vote upon two important proposals relating to the Trust, both of which are described in the documents you now hold. These proposals are part of an overall plan approved by the Board of Trustees, restructuring and rationalizing the service contracts pursuant to which the Trust is provided with investment advisory, administrative and shareholder services. Specifically, the shareholders will be asked to approve both (i) a new investment advisory agreement between Claremont Investment Partners, LLC (the "Adviser") which agreement will, if implemented, increase the rate at which the investment advisory fee will be computed; and (ii) a plan that will permit the Adviser to expand the distribution channels through which shares of the Fund are offered, which plan will not increase the expenses associated with an investment in the Fund.

You are welcome to join us at the Special Meeting to cast your votes in person. You should be aware, however, that, as of September 29, 2006 (the "Record Date"), over 80% of the shares of The Industry Leaders Fund were held, beneficially or of record, by officers of the Fund and the Adviser or members of their immediate families, and, for this reason, the Fund's management believes that each of the proposals will be approved. Accordingly, you are not being asked for a proxy and you are requested not to send a proxy. While the outcome of the shareholder vote that will be conducted at the Special Meeting is not in doubt, we urge you to read the accompanying Information Statement and retain it for future reference. We also invite you to contact the Fund if you have any questions about the matters described in this Information Statement or about the Fund.

As always, we appreciate your continued confidence in the Industry Leaders Fund and your continued support.


                                                                  Gerry Sullivan
                                                                       President
                                                           Industry Leaders Fund

                          THE INDUSTRY LEADERS FUND (R)

            104 Summit Avenue - Box 80, Summit New Jersey 07902-0080

                   Information Statement and Notice of Meeting

                                October 12, 2006


TO THE SHAREHOLDERS:

A Special Meeting ("Special Meeting") of shareholders of The Industry Leaders Fund (the "Fund") will be held on October 25, 2006, at the offices of K Road Ventures, 330 Madison Avenue, 25th Floor, New York, NY 10017 at 11:30 a.m., Eastern Time

At the Special Meeting, shareholders of the Fund will be asked:

      (1) To approve a new investment advisory agreement between the Fund and Claremont Investment Partners, LLC; and

      (2)   To approve a Plan of Distribution for the Fund.

As of September 29, 2006, the "Record Date," over 75% of the shares of the Fund were held, beneficially or of record, by officers of the Fund and the Adviser or members of their immediate families, and, for this reason, the Fund's management believes that each of the proposals will be approved. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Shareholders of record on the Record Date ("Record Owners") of the Fund are entitled to attend, and vote their shares at the Special Meeting. This Statement of Information was expected to be mailed to Record Owners on or about October 12, 2006


-------------------------------------------
Gerry Sullivan
President
Industry Leaders Fund
-------------------------------------------


           The date of this information statement is October 12, 2006.
                         THIS IS NOT A PROXY STATEMENT.

                            THE INDUSTRY LEADERS FUND
                           104 Summit Avenue - Box 80
                              Summit, NJ 07902-0080


                              INFORMATION STATEMENT


This Information Statement is being furnished to the shareholders of the Industry Leaders Fund in connection with the Special Meeting. The Fund, an open-end management investment company registered under the Investment Company Act of 1940, (the "1940 Act"), was established as a Delaware statutory trust on December 13, 1995.

Shareholders of the Fund as of September 29, 2006 (the "Record Date") are entitled to vote at the Special Meeting. As of the Record Date, the Fund had 1,246,506 shares outstanding, of which 79.95% were held by officers of the Fund and the Adviser or members of their immediate families (collectively "Majority Shareholders"). The presence of the holders of at least 50% of the Record Date Shares of the Fund shall constitute a quorum for the purpose of conducting the business at the Special Meeting.

The following table summarizes each of the proposals ("Proposals") to be presented at the Special Meeting and the votes required with respect to each Proposal.

--------------------------------------------------------------------------------
       Summary of Proposals                           Required Vote
--------------------------------------------------------------------------------
Proposal #1
Approval of the proposed new investment       The affirmative vote of a
advisory agreement                            majority of the outstanding
                                              voting securities of each of
                                              the Fund's Portfolios.*
--------------------------------------------------------------------------------
Proposal #2
Approval of the proposed plan                 The affirmative vote of a
of distribution                               majority of the outstanding
                                              voting securities of each of
                                              the Fund's Portfolios.*
--------------------------------------------------------------------------------

*Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio's outstanding voting securities.

Persons and groups known by management to own beneficially 5% or more of the Record Date Shares are listed below.

Copies of the Fund's most recent Annual Report to Shareholders, dated June 30, 2006, have been previously delivered to shareholders of the Fund. Shareholders of the Fund may obtain additional copies of such reports without charge by writing to the Fund at 104 Summit Avenue - Box 80, Summit, NJ 07902-0080 or by calling toll free 1-866-459-2772.

       PROPOSAL 1: Approval of Proposed New Investment Advisory Agreement

Summary. Claremont Investment Partners, LLC ("Claremont" or the "Adviser") has served as investment adviser to the Fund since its inception in 1999. Throughout this period, Claremont has managed the Trust's portfolio in accordance with the Industry Leaders Strategy, a unique investment strategy developed by Claremont and based upon proprietary investment models. Through the use of this strategy, for which Claremont has recently obtained a patent, Claremont has consistently delivered to the Fund's shareholders total returns that have outperformed the S&P 500.

Claremont has requested, and the Trust's Board of Trustees has approved a new investment advisory agreement ("New Agreement") between itself and the Fund. The New Agreement will increase the advisory fee paid to Claremont from 0.30% of the average daily net assets of the Fund to 0.45% of such assets. This increase is designed to recognize (i) the quality of the investment advisory services provided, and the investment performance achieved, by Claremont; (ii) the value to the Trust of the Industry Leaders Strategy and the entrepreneurial risk assumed by Claremont in developing and maintaining the Industry Leaders Strategy; and (iii) the more complex regulatory environment within which mutual fund advisers such as Claremont, must now operate. Additionally, certain provisions of the New Agreement have been modified to more accurately reflect the distinction between the investment advisory services provided by Claremont and the administrative services for which Claremont is also responsible under the terms of a separate administrative services agreement between the Trust and Claremont ("Administrative Agreement")

Pro Forma Expense Illustrations. The New Agreement provides that Claremont will be entitled to receive a fee of 0.45% of the assets of the Fund. This is higher than the rate that Claremont is paid under the Current Agreement. The following tables illustrate the pro forma expenses that are expected to be incurred by the Fund.

Effect of the Proposed Fee Increase. The table below illustrates the impact that the Proposed Agreement would have had on the Portfolio had it been in effect with respect to the fiscal year ended June 30, 2006.

Table I

--------------------------------------------------------------------------------------------------------------------
   Net Assets         Actual          Actual           Actual         Pro Forma       Pro Forma       Pro Forma
  as of 6/30/06    Advisory Fees   Advisory Fees   Advisory Fees    Advisory Fees   Advisory Fees   Advisory Fees
                   Paid (Class I)  Paid (Class L)  Paid (Class D)   Paid (Class I)  Paid (Class L)  Paid (Class D)
   $13,295,000        $11,550          $7,598          $7,215          $17,325         $11,397          $10,823
--------------------------------------------------------------------------------------------------------------------

This change would represent an increase in the advisory fees paid of 50%.
The tables shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Fund. Each is designed to correspond with the tables that appear in the Fund's prospectus. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

The following table provides data concerning the Fund's management fees and expenses as a percentage of average net assets for the period ended June 30, 2006, as well as expenses that would have been incurred if the New Agreement had been in effect during the Portfolio's fiscal year ended June 30, 2006. Note that the pro forma expenses also reflect certain adjustments in the administrative fees paid by the Fund which were approved by the Board at its meeting on September 27, 2006.

Table II

--------------------------------------------------------------------------------------------------------------------
                   Under Current   Under Current    Under Current     Under New        Under New       Under New
                     Agreement       Agreement        Agreement       Agreement        Agreement       Agreement
                      Class I          Class L         Class D         Class I         Class L          Class D
Management Fees        0.30%            0.30%           0.30%            0.45%           0.45%            0.45%

Other Expenses         0.49%            0.08%           0.49%          0.38%(1)         0.13%(1)        0.38%(1)

Total Portfolio        0.79%            0.38%           0.79%            0.83%           0.58%            0.83%
Operating
Expenses
--------------------------------------------------------------------------------------------------------------------

(1) "Other Expenses" reflects the Administration Fee, which covers all expenses of the Fund other than the Advisory Fee.

Example. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses described in Table II, above and assuming: (1) 5% annual return; and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Fund's operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

Table III

--------------------------------------------------------------------------------------------------------------------
                   Under Current   Under Current    Under Current     Under New        Under New       Under New
                     Agreement        Agreement       Agreement        Agreement       Agreement        Agreement
                      Class I          Class L         Class D          Class I         Class L          Class D
                      -------          -------         -------          -------         -------          -------
1 year                  $81              $39             $81              $85             $59             $85
3 years                 $252            $122             $252            $265             $186            $265
5 years                 $439            $213             $439            $461             $324            $461
10 years                $980            $482             $980            $1028            $728            $1028
--------------------------------------------------------------------------------------------------------------------

Description of the Current Agreement and the New Agreement. Under both the Current Agreement and the New Agreement, Claremont is responsible for the continuous review of the Fund's portfolio of securities and investments in accordance with its proprietary investment process.

Both the Current Agreement and the New Agreement provide that that Claremont will not be liable for any act or omission in connection with the services that it provides to the Fund or its reckless disregard of its obligations under the agreement. Each agreement also provides that it may be terminated at any time upon 60 days' written notice, without payment of any penalty by the Board; by a vote of the majority of the outstanding voting securities of the Fund, or by Claremont. As required under the 1940 Act, each agreement also provides: (i) for its automatic termination in the event of an assignment; (ii) after an initial two year period, for its continuation from year to year provided such continuation is approved by the Independent Trustees as well as by Board or by a vote of the holders of a majority of the outstanding shares of the Fund; and
(iii) that it may be terminated without penalty by either party on 60 days' written notice. Both agreements also reserve Claremont's rights with respect to its proprietary investment process.

The New Agreement has deleted references in the Current Agreement to certain administrative services to be performed, and certain Fund expenses to be assumed, by the Adviser. These references dated from the original advisory agreement between Claremont and the Fund and essentially duplicated obligations since assumed by Claremont under the terms of its Administrative Services Agreement with the Fund.

The Current Agreement was approved by the Fund's shareholders on May 20, 2004 and was last approved by the Fund's Board on March 21, 2006. As more fully described below, the New Agreement was considered and approved by the Fund's Board and a majority of its Independent Trustees on September 27, 2006. If approved at the Special Meeting, the New Agreement will continue in effect for an initial period of two years and from year to year thereafter, provided that its continuance is specifically approved annually.

Board Consideration of the New Agreement. On September 27, 2006, the Board, including a majority of those Trustees ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of the Investment Company Act, determined to approve the New Agreement.

In considering and approving the New Agreement, the Board gave substantial weight to three primary factors. First, the Board desired to secure Claremont's continued services and, in particular, secure continued access to Claremont's patent-protected investment process, known as the Industry Leaders Strategy Model ("Strategy Model") as described in the Fund's prospectus. In this regard, the Board acknowledged that the Strategy Model was central to the decision of the Fund's Majority Shareholders to invest in the Fund, as well as to the Fund's organization and operation since its inception. Second, the approval of the New Agreement will not change the manner in which the Fund is operated or alter the investment personnel responsible for day-to-day investment decisions. In particular, the Board acknowledged that, in its capacity as Fund Administrator, Claremont bears all expenses incurred in the operation of the Fund other than the advisory fee and the obligations of the Trust under its Administration Agreement. Third, the Board considered the performance achieved by the Fund under Claremont's stewardship since the Fund's inception, as shown in the Fund's prospectus and the most recent annual report to shareholders, the experience and background of Claremont's principals in providing investment advisory service in accordance with the Strategy Model and Claremont's financial commitment to the continued operation of the Fund, including the time and expense committed to developing and revising the Strategy Model. Further, in approving the increased advisory fee, the Board noted in particular that Claremont has continuously provided advisory services to the Fund for seven years without ever earning any profit from such service and that, at current asset levels, the increased fee will still not result in a profit for Claremont, but merely reduce its losses incurred from management of the Fund. In light of the historical lack of profitability to Claremont, the Board did not consider the possibility of any economies of scale. The Board did also consider comparative information showing the management fees and total operating expenses paid by other, similar, funds. During its deliberations, the Board was assisted by independent legal counsel.

After reviewing this information and such other matters as the Trustees considered necessary to the exercise of their reasonable business judgment, the Board unanimously concluded that the terms and conditions of the New Agreement, including the compensation payable under the New Agreement, were fair and reasonable. In light of this determination, and the factors noted above, the Board, including a majority of the Independent Trustees, approved the New Agreement and recommended that the Fund's shareholders vote to approve the New Agreement.

Other Information about Claremont and Services Provided to the Fund.

Claremont manages the Fund's investments and business affairs subject to the supervision of the Fund's Board of Trustees. Registered with the Securities and Exchange Commission as an investment adviser, Claremont has been managing the Fund since 1999. Claremont's principal address is 104 Summit Avenue, P.O. Box 80, Summit, New Jersey 07902-0080. For its services under the Current Agreement during the Fund's fiscal years ended June 30, 2006, Claremont received a fee, calculated at the annual rate of .30% of the Fund's average daily net assets, in the amount of $26,363.

Claremont also serves as the Fund's administrator and provides services to the Fund and each of the classes of shares currently offered by the Fund pursuant to the terms of an Administrative Services Agreement. Services provided under the Administration Agreement include, but are not limited to, providing statistical and research data, clerical services, internal compliance, participation in the updating of the Prospectus, annual and semi-annual reports and maintaining the books and records of the Fund. Fund accounting is also included in administrative fees. During the Fund's fiscal year ended June 30, 2006, received for its services under the Administration Agreement, fees of $32,676.

Claremont is controlled by RoadHouse Capital LLC ("RoadHouse Capital"), a Delaware limited liability company, which is jointly controlled by Gerald P. Sullivan and Barry F. Sullivan through two special purpose family investment entities (as defined below, the "Family Interests"). The "Family Interests" controlling RoadHouse Capital are RoadHouse Group LLC, a Delaware limited liability company, and Sullvesco NJ 1998-II LLC, a New Jersey limited liability company. Claremont, RoadHouse Capital and the Family Interests are located at 104 Summit Avenue - Box 80, Summit, New Jersey 07902-0080.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 1


       Proposal 2: Approval of a Proposed Defensive Plan of Distribution.

Summary. It is anticipated that, through the efforts of the Adviser, shares of the Fund will be made available through one or more of the programs offered by large discount brokerage firms. It is further anticipated that the fees and/or other costs associated with participation in these "Fund Supermarkets" will be paid by the Adviser and may, from time to time, be paid out of fee revenues generated by the Fund. In order to ensure that this distribution effort is undertaken in accordance with applicable provisions of the Investment Company Act of 1940, Claremont has proposed, and the Board has approved, the adoption of a plan of distribution designed to satisfy the requirements of Rule 12b-1 under that Act ("Plan"). Under the Plan, Claremont will be permitted to engage in distribution activities on the Fund's behalf but will NOT be entitled to receive any compensation from the Fund other than fees to which it may be otherwise entitled for the investment advisory and administration services it provides to the Fund. A copy of the Plan is included as Appendix B to this information statement.

Discussion. Under the Investment Company Act of 1940, a Fund may not, either directly or indirectly, bear any expenses associated with activities designed primarily to result in the sale of its shares unless such activities are subject to a plan of distribution adopted in accordance with Rule 12b-1 under that Act. The Board of Trustees is proposing to adopt the Plan to help ensure that payment of distribution expenses by Claremont in the manner summarized above will not be deemed inconsistent with Rule 12b-1.

The Plan, pursuant to certain shareholder approval requirements under Rule 12b-1, requires that it shall become effective with respect to the Fund upon approval by a vote of (i) a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and (ii) at least a majority of the outstanding securities of the Fund. Pursuant to this second requirement, the Fund is now seeking shareholder approval of the Plan.

The Plan is intended to assist and promote the sale of Fund shares by providing persons involved with such sales with additional resources out of the revenues paid to Claremont. THERE WILL BE NO ADDITIONAL FEES PAID BY THE FUND UNDER THE PLAN.

Terms of the Plan. When approved by the shareholders of the Fund the terms of the Plan will be as follows:

The Plan provides that Claremont may use its revenues generated by the Fund, including management and administration fees paid to it by the Fund, as well as its past profits or other resources, to make payment to third parties with respect to any expenses incurred in connection with the distribution of the Fund's shares. Expenses include the printing and mailing of prospectuses, reports and other literature used by the Fund, advertising and other promotional materials, and payments to securities dealers, banks and other third parties who engage in the sale of Fund shares or who render shareholder support services. The Fund will not make separate payments to Claremont as a result of the Plan; provided, however, that Claremont will continue to receive management and administration fees from the Fund in accordance with the fee structure described in the prospectus.

The Plan provides that to the extent that any payments made by the Fund to Claremont should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by the Plan.

When approved by shareholders of the Fund, the Plan shall become effective upon the first business day following such approval. The Plan shall remain in effect from the effective date until October 31, 2007, and from year-to-year thereafter; provided, however, that such continuance is subject to annual approval by a vote of a majority of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Board, provided that (i) any amendment to authorize direct payments by the Fund to finance any distribution activity, or to increase the amount spent by a Fund for distribution shall be effective only upon the approval of a majority of the outstanding voting securities of the Fund (or each affected class thereof); and
(ii) any material amendments to the Plan shall be effective only upon approval by a vote of a majority of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Plan may be terminated for the Fund by a vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund.

Under the Plan, Claremont is required to provide the Board with a written report at least quarterly regarding the amounts expended in connection with financing of distribution activity covered by the Plan and the purposes for which such expenditures were made.

Basis for the Board's Recommendations. In determining whether to approve the Plan, the Board considered the following material factors:

      o The potential benefits to the Fund and the impact that implementing the Plan would have on Fund shareholders.

      o The likelihood that the Plan will increase sales of Fund shares. The Trustees believe that the possible benefits to the Fund and its shareholders from increased sales include economies of scale that could result increased liquidity.

      o The fact that it is not anticipated that any payments made pursuant to the Plan would be made to any affiliated persons of Claremont.

      o     Whether reasonable alternatives to the Plan exist.

In connection with its consideration of the factors listed above, the Board of Trustees reviewed data and other materials relevant to the Trustees' approval of the Plan. Among other things, the Trustees reviewed the following items:

      o Current and historical data regarding Fund asset levels and sales activity.

      o Comparisons of the Fund's growth and historical performance to those of peer funds and fund groups.

      o     Information concerning sales activity undertaken by Claremont.

      o     Projections of future sales activity for the Fund.

Conclusion. Based on the foregoing conclusions, the Board unanimously approved adoption of the Plan on behalf of the Fund.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 2


                                  Other Matters

Executive Officers. Information is given below about the Fund's executive officers.

                                                    Term of
                                    Position(s)  Office; Term
                                     Held with     Served in          Principal Occupation(s)
        Name, Address, and Age         Trust         Office              During Past 5 Years
        ----------------------         -----         ------              -------------------
Gerald P. Sullivan                 President,    Indefinite;     President, Chief Investment
P.O. Box 80                        Chief         Since           Officer of Claremont Investment
Summit, NJ 07902-0080              Executive     Inception of    Partners, LLC.
Born: 9/12/1960                    Officer       Fund 3/17/99

Laura Sullivan                     Secretary     Indefinite;
P.O. Box 80                                      Since June
Summit, NJ 07902-0080                            30, 2004
Born: 1/14/1963

All officers serve at the pleasure of the Board. As of the Record Date, the Trustees and officers, individually and as a group, beneficially owned 5.9% of the outstanding shares of the Fund. In addition, each Independent Trustee, and each of their family members, does not own securities of the Manager or any person directly or indirectly controlling, controlled by or under common control with the Manager.

General Matters Under Delaware Law. As a Delaware statutory trust, the Fund is not required, and currently does not intend, to hold meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of the investment advisory agreement, election of Trustees and, if the Fund holds an annual meeting, ratification of the Board's selection of the Fund's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. Although the Fund does not anticipate that regulator meetings of its shareholders will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. Any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders. To the extent required by law, the Fund will assist in shareholder communication in such matters.

Holders of 5% of Shares on Record Date. The table below shows the name and address of record of each person known to the Fund to hold, as of record or beneficially, 5% or more of shares of the Fund as of the Record Date.

--------------------------------------------------------------------------------
Class     Name and Address                                Percentage Owned
--------------------------------------------------------------------------------
D         Barry F. Sullivan - 104 Summit Ave PO Box 80    97.6%
          Summit, NJ 07902-0080
--------------------------------------------------------------------------------
I         Barry F. Sullivan - 104 Summit Ave PO Box 80    96.7%
          Summit, NJ 07902-0080
--------------------------------------------------------------------------------
L         Ralph A. Hallenborg Jr. - 77 Prospect Street    13.2%
          Summit, NJ 07901
--------------------------------------------------------------------------------
L         Noble O. Carpenter, Jr. - 18 Hawthorne Road     16.5%
          Bronxville, NY 10708
--------------------------------------------------------------------------------


By Order of the President

                                                                       Exhibit A

                            INDUSTRY LEADERS(R) FUND
                         INVESTMENT MANAGEMENT AGREEMENT

         AGREEMENT dated as of October 25, 2006, between the Industry Leaders(R) Fund, Inc. (the "Trust"), a Delaware business trust, and Claremont(R) Investment Partners, LLC ("Claremont"), a Delaware limited liability company.

         WHEREAS, the Trust has been organized to operate as an open-end management investment company registered under the Investment Company Act of 1940 (the "Act"); and

         WHEREAS, the Trust wishes to avail itself of the information, advice, assistance and facilities of Claremont to perform on behalf of the Trust the services as hereinafter described; and

         WHEREAS, Claremont wishes to provide such services to the Trust under the conditions set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, the Trust and Claremont agree as follows:

SECTION 1.  Investment Management Services.

Claremont shall use its staff and other facilities to conduct and maintain a continuous review of each series' portfolio of securities and investments, and shall advise and assist each series of the Trust with respect to the selection, acquisition, holding and disposal of securities and investments. In so doing, Claremont shall be guided by the investment objectives and policies of each series delineated and limited in documents filed with the U.S. Securities and Exchange Commission (the "Commission"), by policies adopted by the Board of Trustees of the Trust (the "Board") and by the provisions of the 1940 Act and the rules thereunder, so that at all times the Trust shall be in compliance with its policies and the provisions of the 1940 Act. The Trust agrees to supply Claremont with copies of all such documents and to notify Claremont of any changes in its investment objectives, policies and restrictions.

In rendering services to the Trust pursuant to this Agreement, Claremont may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Claremont and/or the Trust with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice or assistance as Claremont may deem necessary, appropriate or convenient for the discharge of its obligations under this Agreement or otherwise helpful to the Trust or in the discharge of its overall responsibilities with respect to the other accounts for which Claremont or its affiliates serve as investment manager.

Claremont and any person performing executive, administrative or trading functions for the Trust, whose services were made available to the Trust by Claremont, are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities or to cause the Trust to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or broker or dealer would have charged for effecting that transaction if Claremont or such person determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by such member, broker or dealer, viewed in terms of either that particular transaction or Claremont's or such person's overall responsibilities with respect to the accounts as to which Claremont or such person exercise investment discretion.

Claremont shall maintain a record of all the investments and securities which comprise the portfolios of each series of the Trust and shall furnish to the Board, at its regularly scheduled meetings and at such other times as the Board may reasonably request, a resume of the portfolios and report on all matters pertaining to Claremont's services as investment manager. In addition, Claremont shall furnish the Trust with such statistical information related to the investments of the Trust that is reasonably available to Claremont as the Board shall reasonably request.

SECTION 2.   Intellectual Property Rights

The Trust acknowledges that any and all intellectual property rights associated with the names "Industry Leaders(R) Fund", "Industry Leaders(R) Portfolio Strategy", "Industry Leaders(R) Index" and "Industry Leaders(R) Strategy Model" and any and all copyrights, trademarks, and trade names associated therewith (collectively, the "Marks") belong exclusively to Claremont. Claremont hereby grants to the Trust a limited-use exclusive license with respect to the right of usage of the Marks for purposes of activities related to operating and marketing an open-end mutual fund registered with the Commission under the 1940 Act. Such right is irrevocable during the term of this Agreement, but exclusive to the Trust only to the extent of the foregoing grant. The Trust agrees to comply with limitations on the use of the Marks in accordance with the 1940 Act and/or the regulations of the National Association of Securities Dealers, and the Trust shall further undertake to use reasonable efforts to ensure that Trust personnel, its distributors, service providers and its other representatives do the same. The Trust shall have the right to reproduce the Marks on documents filed with the Commission and any other Trust communications, including, but not limited to, prospectuses, business cards, letterhead stationery, and Trust marketing materials. The Trust shall not use the Marks in a disparaging manner. The Trust shall not take any action which is inconsistent with Claremont's ownership of the Marks. The Trust agrees to include correct trademark, trade name, copyright, trade secret and patent notices for the Marks on all materials and equipment where appropriate. The Trust shall not remove, alter, cover, obfuscate or otherwise deface any Mark on any promotional or advertising material used in conjunction with operation of the Trust. In addition, The Trust acknowledges and agrees that Claremont has reserved the right to use the Marks in its own business activities and/or grant the use of the Marks to, and to withdraw such right from, any other business or other enterprise, except within the scope of the limited-use exclusive right set forth above, and that Claremont further reserves the right to withdraw from the Trust the right to use said Marks and will withdraw such right if the Trust ceases to employ, for any reason, Claremont, an affiliate or any successor as adviser of the Trust. In the event this Agreement is terminated: (a) by Claremont; or (b) by the Trust for Cause (as defined below), then the Trust shall continue to have the right to use the Marks for a period of six (6) months from the effective date of such termination. In the event this Agreement is terminated by the Trust without Cause, then the Trust's right to use the Marks shall cease sixty (60) days from the effective date of such termination. For purposes of the foregoing, "Cause" shall mean a finding by the Board, based upon reasonable evidence, that Claremont has: (i) intentionally or repeatedly failed to perform the duties set forth in this Agreement, (ii) engaged in dishonest or willful misconduct in the performance of such duties or (iii) willfully violated any law, rule or regulation promulgated by a government entity or agency which either singly or in the aggregate would have a materially adverse effect on the Trust.

SECTION 3.   Multiple Capacities.

Nothing in this Agreement shall be deemed to prohibit Claremont or any of its affiliates from acting, and being separately compensated for acting, in one or more capacities on behalf of the Trust. The Trust understands that Claremont and its affiliates may, in the future, act as investment manager or in other capacities on behalf of other investment companies and customers. While information and recommendations Claremont supplies to the Trust shall in its judgment be appropriate under the circumstances and in light of the investment objectives and policies of the Trust, they may be different from the information and recommendations Claremont supplies to other investment companies and customers. Claremont shall give the Trust equitable treatment under the circumstances in supplying information, recommendations and any other services requested of Claremont, but Claremont shall not be required to give preferential treatment to the Trust as compared with the treatment given to any other investment company or customer. Whenever Claremont shall act in multiple capacities on behalf of the Trust, Claremont shall maintain the appropriate separate accounts and records for each such capacity.

SECTION 4.   Compensation for Services.

Each class of Shares of the Trust will pay to Claremont a management fee at the annualized rate set forth on Exhibit A attached hereto (the "Management Fee Rate"). The amount payable to Claremont shall be calculated each calendar day as the product of 1/365th (except during leap years, which shall be calculated as 1/366th) of the Management Fee Rate multiplied by the respective class average daily Net Asset Value from the immediately preceding business day (each, a "Daily Calculated Fee"). The aggregate of the Daily Calculated Fees shall be payable to Claremont in arrears on the first business day of each month with respect to the preceding month (collectively, the "Management Fee").

SECTION 5.   Payment of Expenses.

Claremont shall assume and pay all of its own costs and expenses under this Agreement.

SECTION 6.   Liability of the Investment Manager, Etc.

Claremont shall be liable for its own acts and omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations under this Agreement, and nothing in this Agreement shall protect Claremont against any such liability to the Trust or its security holders. Claremont shall not be liable for the acts and omissions of any agent employed by Claremont, nor for those of any bank, trust company, broker or other person with whom, or into whose hands, any monies, shares of the Trust or securities and investments may be deposited or come, pursuant to the provisions of this Agreement. Claremont shall not be liable for any defect in title of any property acquired, nor for any loss unless it shall occur through its own willful default. Subject to the first sentence of this section, Claremont shall not be liable for any action taken or omitted on advice, obtained in good faith, of counsel, provided such counsel is satisfactory to the Trust.

SECTION 7.   Termination of Agreement.

This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days' written notice by the terminating party to the other party, by Claremont or by the Trust, acting pursuant to a resolution adopted by its Board or by a vote of shareholders in accordance with the requirements of the 1940 Act. This Agreement shall automatically terminate in the event of its assignment. Termination shall not affect rights of the parties which have accrued prior thereto.

SECTION 8.   Duration of Agreement.

Unless sooner terminated, this Agreement shall continue in effect for two years. The renewal and continuation of this Agreement shall be specifically subject to approval in accordance with the requirements of the 1940 Act by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of Claremont or of the Trust, cast in person at a meeting specifically called for the purpose of voting on such approval.

SECTION 9.   Definitions.

The terms "assignment" and "interested person" when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 10.   Obligation of the Trust.

The Trust's Declaration of Trust is on file with the Secretary of the State of Delaware and notice is hereby given that this Agreement is made and executed on behalf of the Trust, and not by the Trustees or officers of the Trust individually, and the obligations of or arising out of this Agreement are not binding upon the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of one or more classes or series of the Trust.

SECTION 11.   Concerning Applicable Provisions of Law, Etc.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions in this Agreement conflict with any such applicable provisions of law, the latter shall control.

SECTION 12.   Counterparts.

This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 13.   Effective Date.

This Agreement is effective upon such date on or after its initial approval in accordance with the 1940 Act as may be agreed upon by the parties.

If the foregoing correctly sets forth your understanding of our agreement, please sign where indicated below and return an executed copy of this Agreement to the Trust.

INDUSTRY LEADERS(R) FUND

By:
      -----------------------------

Name:  Gerald P. Sullivan
Title:    President

Attest: /s/

        ----------------------------

Name:

Accepted and agreed to as of the date first set forth above

CLAREMONT INVESTMENT PARTNERS(R) LLC

By:
        ----------------------------

Name:  Gerald P. Sullivan
Title:    President

Attest: /s/

       -----------------------------

Name

EXHIBIT A

Share Class     Fee
-------------------------------------------------

D               0.45% of average daily net assets

I               0.45% of average daily net assets

L               0.45% of average daily net assets

                                                                       Exhibit B

                          THE INDUSTRY LEADERS(R) FUND

                          DISTRIBUTION AND SERVICE PLAN
                            CLASS D, I, and L SHARES

      This Distribution and Service Plan (the "Plan") is adopted as of September 27, 2006, in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by The Industry Leaders(R) Fund, a business trust organized under the laws of the State of Delaware (the "Trust"), on behalf of the Class D, I and L shares of the Fund, as amended from time to time, subject to the following terms and conditions:

      Section 1. Purpose. The purpose of this Plan is to allow Claremont to use its revenues generated by the Fund, including management and administration fees paid to it by the Fund, as well as its past profits or other resources, to make payment to third parties with respect to any expenses incurred in connection with the distribution of the Fund's shares.

      Section 2. Payment of Distribution-Related Costs. It is recognized that Claremont Investment Partners(R), LLC ("Claremont") may use its revenues, including management and administration fees paid to Claremont by the Fund, as well as its past profits or its resources from any other source, to make payment to third parties with respect to any expenses incurred in connection with the distribution of the Fund's D, I, and L Class shares of beneficial interest ("Shares"), including expenses of printing and distributing any prospectuses, reports and other literature used by the Fund, advertising, and other promotional activities in connection with the offering of Shares of the Fund for sale to the public.

      Section 3. Payments to Third Parties. Claremont may, either directly or through third parties, subject to the approval of the Board of Trustees of the Fund, provide or make payments to securities dealers, banks and other third parties who engage in the sale of Shares or who render shareholder support services, including, but not limited to, providing office space, equipment and telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing such other shareholder services as Claremont may reasonably request.

      Section 4. Payments by the Fund. It is expressly recognized that the Fund currently pays and will continue to pay to Claremont, in its capacities as Investment Adviser and Administrator to the Fund, respectively, investment advisory and administrative services fees. To the extent that any payments made by the Fund to Claremont pursuant to the terms of the Fund's Investment Advisory Agreement or Administrative Services Agreement with Claremont may be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares of the Fund within the context of Rule 12b-1 under the 1940 Act, such payments shall be deemed to be authorized by this Plan.

      In addition, to the extent that any payments made by the Investment Adviser, Administrator, or Distributor out of its of own profits may be deemed indirect financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

      Section 5. Effective Date of the Plan. This Plan shall become effective with respect to a Class of the Fund upon the First business day of the month following: (a) approval by a vote of a majority of the Trustees of the Fund, including a majority of Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan; and
(b) approval by a vote of at least a majority of the outstanding voting securities of the Class of the Fund.

      Section 6. Continuance of the Plan. This plan will continue in effect for one year after the date set forth above, and thereafter for successive twelve-month periods; provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust and by a majority of the Independent Trustees.

      Section 7. Agreements. Any agreement with any person relating to implementation of the Plan shall be in writing, and any agreement related to the Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the affected Class(es) of the Fund, on not more than sixty days' notice to any other party to the agreement, and (b) that such agreement shall terminate automatically in the event of its assignment.

      Section 8. Termination of the Plan. This Plan may be terminated with respect to a Class of the Fund at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of that Class of the Fund.

      Section 9. Amendment of the Plan. This Plan may not be materially amended without approval of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan and the related amendments.

      Section 10. Written Reports. In each year during which the Plan remains in effect, a person authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement will prepare and furnish to the Trust's Board of Trustees, and the Board will review, at least quarterly, written reports complying with the requirements of the Rule which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

      Section 11. Preservation of Materials. The Trust will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to
Section 10 above, for a period of not less than six years (the first two years in an easily accessible place)from the date of the Plan, agreement or report.

      Section 12. No Obligation to Perform Specific Distribution Activities. This Plan does not require Claremont, in its capacity as either Adviser or Administrator to the Fund, to perform any specific type or level of distribution activities primarily intended to result in the sale of Shares of the Fund.

      Section 13. Limitation of Shareholder Liability. Consistent with the limitations of shareholder liability as set forth in the Industry Leader Fund's Articles of Incorporation or other organizational document, any obligations assumed by the Fund or a Class thereof pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Fund or Class thereof, respectively, and its assets, and shall not constitute obligations of any other series or classes of shares of the Fund.

      Section 14. Severability. If any provision of this Plan shall be held or made invalid by any court decision, statute, rule or other operation of law, the remainder of the Plan shall remain in effect and legally binding on the parties.

      Section 15. Terms. As used in the Plan, the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the U.S. Securities and Exchange Commission.